EXHIBIT 10.53

                          ASSIGNMENT AND ASSUMPTION OF
                         SUBLEASES AND SECURITY DEPOSITS


         THIS ASSIGNMENT AND ASSUMPTION OF SUBLEASES AND SECURITY DEPOSITS (this "Assignment") is made as of the 9th day of September, 1999 by and between UNITED AMERICAN HEALTHCARE CORPORATION, a Michigan corporation (the "Assignor") and INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation (the "Assignee").

                                   WITNESSETH:

         WHEREAS, pursuant to a Sublease dated August 29, 1994 (the "Over Sublease"), the Assignee subleased to the Assignor 67,144 square feet of rentable area in the building commonly known as One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 (the "Premises");

         WHEREAS, pursuant to those certain subleases described on Exhibit A attached hereto and made a part hereof (the "Subleases"), the Assignor, as sublandlord, subleased portions of the Premises;

         WHEREAS, the Assignor has requested that the Assignee accept: (i) a lump sum payment in advance in satisfaction of all of the Assignor's obligations under the Over Sublease; (ii) an assignment of all of the Assignor's right, title and interest, as sublandlord, in and to the Subleases; and (iii) an assignment of any and all security deposits tendered and held under the Subleases (the "Security Deposits"); and

         WHEREAS, the Assignee has agreed to do so on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor and the Assignee intending to be legally bound hereby, agree as follows:

         1. Over Sublease. Contemporaneously with the execution of this Agreement, the Assignor has paid the Assignee the sum of $357,093.79. This sum represents: $312,500.00 on account of Assignor's obligations under the Over Sublease; and $44,593.79 on account of the difference between the tenant improvement allowance available under the Hatch Sublease and the remaining available balance of the tenant improvement allowance under the Over Sublease. The Assignee agrees that such payment is in full satisfaction of all of the Assignor's obligations under the Over Sublease and the Assignee agrees not to seek any further sums from the Assignor with respect to its obligations thereunder.

         As further consideration for the Assignee's execution of this Agreement, the Assignor hereby releases any claims which the Assignor may have against the Assignee, its agents or employees under the Over Sublease arising from the Assignee's, its agents' or employees' acts or omissions or any other matter related to the Over Sublease, from August 29, 1994 to the date hereof.

         2. Subleases and Security Deposits. The Subleases and the Security Deposits are described on Exhibit "A" attached hereto and made a part hereof.

         3. Assignment. The Assignor hereby assigns, transfers, conveys and delivers to the Assignee, all of the Assignor's right, title and interest in and to the Subleases, together with the Security Deposits. In lieu of actually transferring the Security Deposits from the Assignor to the Assignee, the parties agree that the Assignee will retain the Assignor's security deposit given pursuant to the Over Sublease.

         4. Indemnity by the Assignor. The Assignor shall indemnify, defend and hold the Assignee harmless from and against any and all losses, damages, costs, penalties, claims, actions, causes of action, liabilities, obligations or expenses, including without limitation, reasonable attorneys' fees and court costs, arising from the Assignor's failure to comply, prior to the date hereof, with any of the terms, conditions or obligations to be kept, observed or performed by the Assignor, as sublandlord, under the Subleases.

         5. Assumption by the Assignee. The Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all of the obligations to be kept, observed and performed as sublandlord, under the Subleases, arising from and after the date hereof, including the obligation to hold, apply and/or return the Security Deposits in accordance with the provisions of the Subleases, and the Assignee acknowledges its receipt of the Security Deposits.

         6. Indemnity by the Assignee. The Assignee shall indemnify, defend and hold the Assignor harmless from and against any and all losses, damages, costs, penalties, claims, actions, causes of action, liabilities, obligations or expenses, including without limitation, reasonable attorneys' fees and court costs, arising from the Assignee's failure to comply, from and after the date hereof, with any of the terms, conditions or obligations to be kept, observed or performed by the Assignee, as sublandlord, under the Subleases, including, but not limited to, the holding, application and/or return of the Security Deposits.

         7. Absolute Assignment. This Assignment is absolute and unconditional and shall apply to any existing or further amendment, supplement, modification, extension or renewal of any of the Subleases.

         8. Representations and Warranties by the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

              (a) The Assignee is not in default of the Over Sublease;

              (b) The Assignor is not in default of the Over Sublease and has no claim or offset thereunder, against rents or any other sums due or to become due thereunder;

              (c) The Over Sublease is in full force and effect and it represents the entire agreement between the Assignor and the Assignee with respect to the Premises;

              (d) Other than the Subleases, the Assignor has not subleased all or any portion of its interest in the Premises. The Assignor has paid the Assignee a security deposit of $81,132, which shall be applied by the Assignee on account of the Security Deposits;

              (e) Neither the Assignor nor any of the subtenants are in default of any of the Subleases;

              (f) The description of the Subleases and the Security Deposits as described on Exhibit A is true, correct and complete;

              (g) Each of the estoppel certificates delivered by the subtenants with respect to each of the Subleases is true, correct and complete;

              (h) There are no leasing commissions owed to any persons or entities in connection with any of the Subleases;

              (i) All improvements required by each of the Subleases to be completed by the sublandlord thereunder have been satisfactorily completed and delivered by the Assignor;

              (j) The available balance of the tenant improvement allowance under the Hatch Sublease is $63,652.92;

              (k) The Assignor has not assigned or pledged its interest in the Over Sublease or any of the Subleases or the Security Deposits; and

              (l) The execution and delivery of this Assignment has been duly authorized by the Assignor's Board of Directors.

         9. Governing Law. This assignment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         10. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.





                           ASSIGNOR:

                           UNITED AMERICAN HEALTHCARE CORPORATION, a Michigan corporation


                           By:
                                  -------------------------------
                                  Name:
                                  Title:

                           Attest:
                                  ----------------------------
                                  Name:
                                  Title:

                           ASSIGNEE:

                           INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation


                            By:
                                  -------------------------------
                                  Name:
                                  Title:

                            By:
                                  ----------------------------
                                  Name:
                                  Title:

                                    EXHIBIT A

                     LIST OF SUBLEASES AND SECURITY DEPOSITS


-------------------------------------------------------------------------------------------------------------------------------
DATE OF         SUBTENANT          PREMISES        MONTHLY        OPERATING         R.E. TAXES      EXPIRATION        SECURITY
SUBLEASE                                            RENT           EXPENSES                            DATE            DEPOSIT
-------------------------------------------------------------------------------------------------------------------------------
7/1/97         ADR               8,205 sq.ft.    $ 9,914.38    $7.40 Base Stop    $3.55 Base Stop    9/29/02         $ 9,914.38
               Options, Inc.
-------------------------------------------------------------------------------------------------------------------------------
5/1/96         Amtrak            8,035 sq.ft.    $10,043.75    $7.40 Base Stop    $3.55 Base Stop    9/29/02         $        0
amended
6/10/96;
6/18/96;
3/4/98
-------------------------------------------------------------------------------------------------------------------------------
4/15/98        HLM              10,350 sq.ft.    $12,506.25    $7.40 Base Stop    $3.55 Base Stop    9/29/02         $25,012.50
               Design, Inc.
-------------------------------------------------------------------------------------------------------------------------------
12/20/96       Hatch            13,562 sq.ft.    $17,517.58    $7.40 Base Stop    $3.55 Base Stop    9/29/02         $16,087.51
amended        Associates
5/2/97;        Consultants
2/21/98
-------------------------------------------------------------------------------------------------------------------------------
5/1/96         Accountants on    3,200 sq.ft.    $ 3,866.67    $7.40 Base Stop    $3.55 Base Stop    9/30/02         $ 3,866.67
amended        Call of Phila.
6/18/96 &
2/26/97
-------------------------------------------------------------------------------------------------------------------------------
11/7/96        Management        9,316 sq.ft.    $   11,645    $7.40 Base Stop    $3.55 Base Stop    9/29/02         $20,879.89
amended        Recruiters
2/14/97,
3/13/97,
4/16/97 &
11/1/96
-------------------------------------------------------------------------------------------------------------------------------
7/1/99         Philcare          1,568 sq.ft.    $ 1,894.66    $7.40 Base Stop    $3.55 Base Stop    3/31/00         $ 3,789.32
                                                                                                     (renewal option
                                                                                                     to 9/29/02)
-------------------------------------------------------------------------------------------------------------------------------